EXHIBIT 99.1

Certification Pursuant to

18 U.S.C. Section 1350

In reference to the annual report on Form 10-K for the fiscal year ended December 31, 2002 (the “Report”), as filed today by Stericycle, Inc. (“Stericycle”) with the U.S. Securities and Exchange Commission, I, Mark C. Miller, President and Chief Executive Officer of Stericycle, certify, pursuant to 18 U.S.C. § 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MARK C. MILLER
Mark C. Miller President and Chief Executive Officer Stericycle, Inc. March 24, 2003